------------------------------------------------------------------

DIRECTORS                                   OFFICERS
Barton M. Biggs                             James W. Grisham
CHAIRMAN OF THE BOARD                       VICE PRESIDENT
  Chairman and Director, Morgan Stanley     Michael F. Klein
  Asset Management Inc. and Morgan Stanley  VICE PRESIDENT
  Asset Management Limited; Managing        Harold J. Schaaff,
  Director, Morgan Stanley & Co.            Jr.
  Incorporated; Director, Morgan Stanley    VICE PRESIDENT
  Group Inc.                                Joseph P. Stadler
Warren J. Olsen                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                      Valerie Y. Lewis
  Principal, Morgan Stanley Asset           SECRETARY
  Management Inc. and Morgan Stanley & Co.  Karl O. Hartmann
  Incorporated                              ASSISTANT SECRETARY
John D. Barrett II                          James R. Rooney
Chairman and Director,                      TREASURER
Barrett Associates, Inc.                    Joanna M. Haigney
Gerard E. Jones                             ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer,
Rand McNally
Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave LLP

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                        EMERGING MARKETS DEBT PORTFOLIO
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997

LETTER TO SHAREHOLDERS
-------

The  investment objective of  the Emerging Markets Debt  Portfolio is high total
return  through  investment   primarily  in  debt   securities  of   government,
government-related and corporate issuers located in emerging countries.

For the three months ended March 31, 1997, the Portfolio had a total return of 4.51% for the Class A shares and 4.52% for the Class B shares as compared to a total return of 0.79% for the J.P. Morgan Emerging Markets Bond Plus Index. The average annual total return for the one year ended March 31, 1997 and for the period from inception on February 1, 1994 through March 31, 1997 was 49.81% and 18.99%, respectively, for the Class A shares as compared to 35.03% and 12.34%, respectively, for the Index. As of March 31, 1997, the Portfolio had a 30-day yield of 8.78% for the Class A shares and 8.50% for the Class B shares.

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                              -----------------------------------------
                                             ONE       AVERAGE ANNUAL
                                 YTD        YEAR       SINCE INCEPTION
                              ---------  -----------  -----------------
PORTFOLIO - CLASS A.........       4.51%      49.81%          18.99%
PORTFOLIO - CLASS B(3)......       4.52       49.37           42.40
INDEX.......................       0.79       35.03           12.34

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of Brady bonds, loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Mexico, Morocco, Nigeria, the Philippines, Poland, Russia and South Africa.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

For the first few weeks of the year the trend of an across the board tightening of credit spreads continued unabated. Attractive relative valuations, the stretch for incremental yield, improving sovereign credits and easy global monetary conditions prompted continued increases in allocations to emerging market assets. Chairman Greenspan's comments on the state of credit markets, extended valuations and mispricing of risks stopped the music suddenly. A correction in fixed income markets started in the last week of February and lasted for practically all of the month of March.

It is always easier with hindsight to point out the excesses in financial markets, but the only common theme this time around was the fact that it was no different than the last time we encountered clear-air turbulence in emerging markets. Valuations always look stretched but somehow always justifiable, late-comers to the party are the first to get "excessively exuberant", self-fulfilling circular loops of logic are in fashion, hot investment ideas proliferate as bull market geniuses are spawned every day and unsuspecting investment professionals dance to the "its different this time around" chorus. Before anyone knows it, a bear market/serious correction suddenly appears from out of the blue. The specific catalyst or trigger can somehow never be anticipated, as corrections seldom arrive accompanied by the sound of drums and music. Two things remain true no matter what: that bulls are mortal and it always appears pitch black before the dawn of a rally. So when the Fed is expected to move another 100 basis points in 1997, political cycles are expected to wreck the improving economic stories, oil prices are headed to $10 a barrel and some emerging country is close to a default, it will be time to buy emerging market bonds again. Or will it?

The markets didn't surprise by behaving differently this time around. An increase in risk premiums affected all countries and all bonds. A correction, precipitated by possible Fed action and deepened by redemptions and a reduction in committed capital, tends to affect the broad market. Hot investments tend to get hit the hardest as positions need to be reduced and the demand supply imbalance grows exponentially. The weight of money heading for the exits drowns the fundamentals for a while. The overbought and the overowned assets underperformed as expected. The only safe havens proved to be short-duration floating rate bonds of Argentina, Brazil and Morocco. The resilience of the Mexican peso surprised everyone and assets with low correlations with the broad market performed reasonably.

Over the course of the quarter though, the improving credit stories did outperform. Argentina, Brazil, Bulgaria, Mexico and Morocco did manage to hold on to positive returns. The countries with deteriorating outlooks underperformed. Ecuador, Venezuela and Russia took up the rear of the performance pack. The performance of Panama, Peru, Philippines and Poland proved to be nothing to write home about.

The Portfolio outperformed by sticking to our convictions. Buying cheap credits with an improving economic outlook proved successful in Bulgaria as we retained our overweight in the best performing country for the quarter based on the premise that a political consensus existed to undertake serious macroeconomic stabilization for the first time in many years. A transition government that replaced the ex-socialists negotiated for help from the International Monetary Fund, the World Bank and the European Union for external financing that would improve the country's ability to implement a currency board after the elections scheduled for mid-April. The reformers are expected to win and implement the IMF prescribed stabilization and de-regulation program.

Our focus on values and improvement steered us away from the pitfalls in Ecuador as an ambitious President was ousted by the population on charges of corruption, nepotism and conservatism. Economic policies, however well crafted, need careful execution. Ecuador reminded us that drastic reform can run the risk of a backlash. We managed to side-step the problems by reducing our exposure as valuations became stretched and the first sign of trouble emerged.

Mexico proved to be a difficult country in 1997. The strong tail-winds of firm oil prices, low global interest rates and a weak peso turned into head winds for the first time since the crisis of 1995. Expensive assets and risk of further political upheaval before the elections in July did not warrant an excessive allocation. The country performed well in January as excessive liquidity drove spreads lower but has underperformed the market since.

Argentina, on the other hand, was an easier credit to invest in. A buoyant economy, bouncing of cyclical troughs, improved domestic sentiment. Intelligent pre-financing of the government borrowing needs during easy money conditions and refocus on structural reform of the labor markets reduced perceived risks. A manageable fiscal position and ample domestic liquidity helped Argentina to remain as one of the top performers in 1997.

The Portfolio invested in rand denominated South African gilts as high real interest rates and a cheap currency proved to be attractive. Interest rates were maintained at high levels as the Central Bank sought to cool the growth in private sector credit. The prospect of declining inflation over the course of the year and a tight fiscal policy made the local bond market attractive. The currency should find support from a much smaller trade balance and privatization related inflows during 1997.

We reduced positions in Morocco as the economic recovery after the drought in 1995 was fully priced into current prices and implementation of structural reforms seemed to be losing steam during 1997. The prospect of favorable ratings also buoyed prices. We used the rally in prices during February to reduce our allocations to Morocco. We will consider increasing them again once valuations reach attractive levels and are consistent with an expected rating in the BB category.

Brazil weathered its first concern over the currency fairly well, but doubts over the sustainability of the current regime remain. The appearance of large trade deficits cast doubts on the governments balance of policies. Clearly, in the absence of a reduction in the growth of domestic demand, higher interest rates or a tighter fiscal policy are inevitable. Privatizations and amendments to the constitution may provide short-term relief. The government needs to deliver on key reform initiatives this year to safeguard the long-run viability of the Real plan.

We reduced our allocations to Brazil as relative valuations proved to be unattractive compared to the possible downside risks in the absence of reform.

A decline in oil prices burst Venezuela's bubble. Venezuela has benefited from the rally in oil prices as higher oil prices have increased foreign reserves of the Central Bank as well as improved the fiscal position of the government. A slight delay in enacting other reform measures such as the labor and severance pay reform bill and the granting of high adjustments to salaried workers gave investors the excuse to take profits. Price declines were severe as the Venezuelan story had been bought by all. We did not materially change our exposure to Venezuela during the quarter.

The outlook for the market is dependent on the course of U.S. interest rates. At this time it appears that another 50 basis points increase in Fed funds will be necessary to slow demand. Higher wages and a resultant increase in unit labor costs threatens the period of price stability that we have had since the late 1980's. Once this has been priced into the bond market and a certain amount of stability returns to the U.S. bond market, emerging market bonds should recover. The correction in prices has restored valuations to attractive levels. Any further declines in the absence of any major increase in U.S. rates should prove to be buying opportunities. A buoyant U.S. dollar, a competitive environment in goods and labor markets in the U.S., a general lack of pricing power and the absence of a synchronized expansion in Europe and some parts of Asia should limit the dangers of inflation in the near term.

Paul Ghaffari
PORTFOLIO MANAGER

April 1997

INVESTMENTS (UNAUDITED)
----------
MARCH 31, 1997

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
DEBT INSTRUMENTS (104.0%)
  ARGENTINA (22.0%)
    BONDS (22.0%)
$         2,200    Republic of Argentina BOCON,
                    Series D-1, 4/01/07                 $   2,539
          3,300    Republic of Argentina Par Bonds,
                    Series L, (Step Bond), 5.00%,
                    3/31/23                                 2,065
      ARP 4,700    Republic of Argentina, Series
                    144A, 11.75%, 2/12/07                   4,727
$        27,257    Republic of Argentina, Series L,
                    "Euro", (Floating Rate) 6.75%,
                    3/31/05                                24,395
            625    Republic of Argentina Global Bond,
                    11.375%, 1/30/17                          644
                                                        ---------
                                                           34,370
                                                        ---------
  BRAZIL (13.5%)
    BONDS (13.5%)
$           900    Federated Republic of Brazil
                    Discount Bond, Series Z-L,
                    (Floating Rate), 6.875%, 4/15/24          723
          7,500    Brazil Credit Linked Enhanced Note
                    9.00%, 1/05/99                          7,715
          8,750    Federative Republic of Brazil Debt
                    Conversion Bond, Series Z-L,
                    (Floating Rate) 6.563%, 4/15/12         6,904
          7,820    Federative Republic of Brazil, C
                    Bond, PIK, 8.00%, 4/15/04               5,823
                                                        ---------
                                                           21,165
                                                        ---------
  BULGARIA (9.4%)
    BONDS (9.4%)
$         2,600    Bulgaria Discount Bond, Series A,
                    "Euro", (Floating Rate) 6.563%,
                    7/28/24                                 1,544
         21,450    Bulgaria Front Loaded Interest
                    Reduction Bond, Series A, 2.25%,
                    7/28/12                                 9,036
          7,100    Bulgaria Interest Arrears PDI
                    Bond, (Floating Rate) 6.563%,
                    7/28/11                                 4,060
                                                        ---------
                                                           14,640
                                                        ---------
  ECUADOR (4.7%)
    BONDS (4.7%)
$         3,300    Ecuador Discount Bond, (Floating
                    Rate) 6.438%, 2/28/25                   2,141
          8,261    Republic of Ecuador PDI Bond,
                    (Floating Rate), 6.438%, 2/27/15        4,703


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$         1,200    Republic of Ecuador Par Bond,
                    (Step Bond), 3.25%, 2/28/25         $     495
                                                        ---------
                                                            7,339
                                                        ---------
  IVORY COAST (3.5%)
    LOAN AGREEMENTS (3.5%)
      DEM 2,295    Ivory Coast Loan Agreement                 538
     FRF 59,100    Ivory Coast Loan Agreement               4,250
$         1,800    Ivory Coast Loan Agreement                 689
                                                        ---------
                                                            5,477
                                                        ---------
  JAMAICA (2.7%)
    BOND(2.7%)
          4,000    Mechala Group, Jamaica, 12.75%,
                    12/30/99                                4,140
                                                        ---------
  MEXICO (9.8%)
    BONDS (6.4%)
$         4,500    Empresas ICA Sociedad, Series
                    Regs, 11.875%, 5/30/01                  4,793
      ZAR 8,000    Nacional Financiera SNC, 17.00%,
                    2/26/99                                 1,783
$         3,250    United Mexican States Global Bond,
                    11.50%, 5/15/26                         3,364
                                                        ---------
                                                            9,940
                                                        ---------
    NOTE (3.4%)
          8,000    United Mexican States Stripped
                    Note, 6.375%, 9/09/97                   5,377
                                                        ---------
                                                           15,317
                                                        ---------
  PANAMA (1.3%)
    BONDS (1.3%)
            140    Republic of Panama Interest
                    Reduction Bond, "Euro", (Floating
                    Rate), 3.50%, 7/17/14                      98
          1,962    Republic of Panama Interest
                    Reduction Bond, (Floating Rate),
                    3.50%, 7/17/14                          1,368
            710    Republic of Panama PDI Bond,
                    (Floating Rate), 6.563%, 7/17/16          566
                                                        ---------
                                                            2,032
                                                        ---------
  PERU (4.3%)
    BONDS (4.3%)
          7,198    Republic of Peru Front Loaded
                    Interest Reduction Bond, Series
                    US, (Step Bond), 3.25%, 3/07/17         3,725

     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
$         5,235    Republic of Peru, (Step Bond),
                    4.00%, 3/07/17                      $   3,010
                                                        ---------
                                                            6,735
                                                        ---------
  RUSSIA (21.7%)
    BONDS (12.1%)
         18,437    Ministry of Finance Tranche IV,
                    GDR, 3.00%, 5/14/03                    11,316
          4,500    Ministry of Finance Tranche IV,
                    "Euro", GDR, 3.00%, 5/14/03             2,762
         10,100    Ministry of Finance Series VI,
                    GDR, 3.00%, 5/14/06                     4,892
                                                        ---------
                                                           18,970
                                                        ---------
    LOAN AGREEMENT (3.6%)
          7,150    Bank for Foreign Economic Affairs,
                    (Floating Rate) 12/31/99
                    (Participation: J.P. Morgan,
                    Chase, and Salomon Brothers)            5,595
                                                        ---------
    NOTES (6.0%)
          2,800    Russian Interest Arrears Note,
                    12/31/99                                1,894
         13,300    Russia Principal Notes, 12/31/99         7,481
                                                        ---------
                                                            9,375
                                                        ---------
                                                           33,940
                                                        ---------
  SOUTH AFRICA (2.3%)
    BONDS (2.3%)
     ZAR 18,200    Republic of South Africa, Series
                    150, 12.00%, 2/28/05                    3,535
                                                        ---------
  VENEZUELA (8.8%)
    BONDS (8.8%)
$           238    Republic of Venezuela Front Loaded
                    Interest Reduction Bonds, Series
                    A, (Floating Rate) 6.75%, 3/31/07         208
          8,810    Republic of Venezuela Front Loaded
                    Interest Reduction Bonds, Series
                    B, (Floating Rate), 6.75%,
                    3/31/07                                 7,683
          5,200    Republic of Venezula Discount
                    Bonds, Series A, (Floating Rate),
                    6.438%, 3/31/20                         4,225
          2,100    Republic of Venezuela Discount
                    Bonds, Series B, (Floating Rate),
                    6.375%, 3/31/20                         1,706
                                                        ---------
                                                           13,822
                                                        ---------
TOTAL DEBT INSTRUMENTS (Cost $166,640)                    162,512
                                                        ---------


     FACE
    AMOUNT                                                VALUE
     (000)                                                (000)
---------------                                         ---------
SHORT-TERM INVESTMENT (4.9%)
  REPURCHASE AGREEMENT (4.9%)
U.S.$     7,691    Chase Securities, Inc. 6.00%,
                    dated 3/31/97, due 4/01/97, to be
                    repurchased at $7,692,
                    collateralized by U.S. Treasury
                    Bonds, 11.25%, due 2/15/15,
                    valued at $7,849 (Cost $7,691)      $   7,691
                                                        ---------
TOTAL INVESTMENTS (108.9%) (Cost $174,331)                170,203
                                                        ---------
OTHER ASSETS AND LIABILITIES (-8.9%)
 Other Assets                                              42,717
 Liabilities                                              (56,601)
                                                        ---------
                                                          (13,884)
                                                        ---------
NET ASSETS (100%)                                       $ 156,319
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $153,678
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 19,507,045 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)              $7.88
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $2,641
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 335,543 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                    $7.87
                                                        ---------
                                                        ---------

------------------------------
GDR -- GLOBAL DEPOSITARY RECEIPT.
PDI -- PAST DUE INTEREST.
PIK -- PAYMENT-IN-KIND. INCOME MAY BE PAID IN ADDITIONAL SECURITIES OR CASH AT
       THE DISCRETION OF THE ISSUER.
FLOATING RATE -- INTEREST RATE CHANGES ON THESE INSTRUMENTS ARE BASED ON CHANGES IN A DESIGNATED BASE RATE. THE RATES SHOWN ARE THOSE IN EFFECT AT MARCH 31, 1997.
STEP BOND -- COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF MARCH 31, 1997. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY.